UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): November 14, 2007


                              PATRON SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                      000-25675                 74-3055158
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)


                        5775 FLATIRON PARKWAY, SUITE 230
                             BOULDER, COLORADO 80301
                (Address of Principal Executive Offices/Zip Code)


                                 (303) 541-1005
              (Registrant's telephone number, including area code)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         |_|      Written   communications   pursuant  to  Rule  425  under  the
                  Securities Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

                  See Item 2.03


ITEM 1.03         BANKRUPTCY OR RECEIVERSHIP.

         On November 14, 2007, the Registrant filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Colorado. This Court has jurisdiction over this proceeding as of the date of the filing of the petition. The Registrant will continue to operate its business as a "debtor-in-possession" under the jurisdiction of the Court and in accordance with the applicable provisions of the Bankruptcy Code and the orders of the Court.

         Under the terms of this voluntary petition under Chapter 11, Patron and the its secured creditors, Apex Investment Fund V, L.P. and Laidlaw FSP, Inc. have agreed to seek Bankruptcy Court approval for the sale of Patron's assets, including the FormStream(TM) mobile field reporting software business to Laidlaw FSP, Inc. The investors in this new company will be investing substantial new capital to fund the operations and future development of FormStream software. Investors included in this new company will be Apex Investment V, L.P. who is today Patron's largest shareholder and the holder of Patron's secured debt. Operating under the provisions of Chapter 11 allows the operational activities of FormStream to continue while the sale of FormStream(TM) and the financial disposition of Patron is completed. Although Patron and Laidlaw FSP, Inc. have entered into an Asset Purchase Agreement, other parties will be entitled to bid on Patron's assets in accordance with procedures approved by the Bankruptcy Court. Any party seeking additional information may contact Patron's Chapter 11 Bankruptcy counsel, Jeffrey S. Brinen, Esq., at Kutner Miller Brinen, P.C., 303
E. 17th Avenue, Suite 500, Denver, Colorado 80203.


ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

         On November 14, 2007, the Registrant entered into a Bankruptcy Court approved debtor-in-possession ("DIP") financing arrangement with Laidlaw FSP, Inc. ("FSP") whereby FSP will loan to the Registrant up to $500,000. Interest on the DIP financing is simple interest accruing on the unpaid principal amount at 10% per annum.


ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

         (d)      EXHIBITS

                  EXHIBIT
                  NUMBER   DESCRIPTION
                  -------  -----------

                  99.1 PRESS RELEASE DATED NOVEMBER 16, 2007, REGARDING THE COMPANY'S FILINGS UNDER THE BANKRUPTCY CODE.


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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    PATRON SYSTEMS, INC.



Date: November 30, 2007             By:   /S/ ROBERT CROSS
                                          --------------------------------------
                                          Robert Cross
                                          Chairman of the Board of Directors and
                                          Acting Chief Executive Officer


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


                                  EXHIBIT INDEX

EXHIBIT
NUMBER            DESCRIPTION
-------           -----------

99.1 PRESS RELEASE DATED NOVEMBER 16, 2007, REGARDING THE COMPANY'S FILINGS UNDER THE BANKRUPTCY CODE.


                                       4